UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2017

WESTERN ASSET

INTERMEDIATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Fund for the twelve-month reporting period ended May 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2017

II	Western Asset Intermediate Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended May 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. However, fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s final reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.4%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures, along with more modest state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on May 31, 2017, the unemployment rate was 4.3%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2001. The percentage of longer-term unemployed also declined over the period. In May 2017, 24.0% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017 — after the reporting period ended — the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Intermediate Bond Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the duration of its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Indexiii (generally, this range is two to five years).

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determine to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds and swaps, options on bond and interest rate futures, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility and generated a modest gain over the twelve-month reporting period ended May 31, 2017. The spread sectors (non-Treasuries) generally rallied from June 2016 through September 2016, as concerns over global growth moderated, energy prices stabilized and the Federal Reserve Board’s (the “Fed”)iv monetary

Western Asset Intermediate Bond Fund 2017 Annual Report	1

Fund overview (cont’d)

policy remained accommodative. This rally occurred even as the market overcame several headwinds, including questions related to global monetary policy, implications of the U.K.‘s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues. U.S. Treasury yields then moved sharply higher and most segments of the fixed income market posted weak total returns from October 2016 through the end of December 2016 (yields and prices move in the opposite direction). This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from president Donald Trump’s administration. In addition, for the first time in a year the Fed raised rates in December 2016. The U.S. central bank also indicated that it may institute more rate hikes in 2017 than it had previously projected. However, spread sectors then regained their footing over the last five months of the period, as Treasury yields generally edged lower, even though the Fed again raised rates in March 2017.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yields for the two-year Treasury began the reporting period at 0.87% and ended the period at 1.28%. Their peak of 1.40% occurred on both March 13 and March 14, 2017, and they were as low as 0.56% on July 5, 2016. The yields for the ten-year Treasury were 1.84% at the beginning of the period and ended the period at 2.21%. Their peak of 2.62% was on March 13, 2017, and their low of 1.37% occurred on both July 5 and July 8, 2016. All told, the Bloomberg Barclays U.S. Aggregate Indexv returned 1.58% during the reporting period.

Q. How did we respond to these changing market conditions?

A. Only minor adjustments were made to the Fund’s portfolio during the reporting period. We increased our allocation to emerging market debt as the fundamental backdrop improved and we found the asset class to be attractively valued. Conversely, we pared the Fund’s allocation to asset-backed securities (“ABS”) as we found more compelling opportunities elsewhere.

We used U.S. Treasury futures, Eurodollar futures, options on both U.S. Treasury futures and Eurodollar futures, as well as interest rate swaps to manage the Fund’s exposure to interest rate risk. These instruments contributed to performance. Credit default swaps, which were used to manage the Fund’s exposure to investment grade credit, contributed to performance.

Performance review

For the twelve months ended May 31, 2017, Class I shares of Western Asset Intermediate Bond Fund returned 2.95%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Index, returned 1.40% for the same period. The Lipper Core Plus Bond Funds Category Average1 returned 3.67% over the same time frame.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 229 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Intermediate Bond Fund 2017 Annual Report

Performance Snapshot as of May 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Bond Fund:
Class A	2.67%	2.60%
Class C	2.28%	1.84%
Class R	2.52%	2.29%
Class I	2.86%	2.95%
Class IS	2.88%	3.01%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	1.99%	1.40%
Lipper Core Plus Bond Funds Category Average[1]	3.39%	3.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2017 for Class A, Class C, Class R, Class I and Class IS shares were 1.69%, 1.01%, 1.48%, 2.12% and 2.17%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class R and Class IS shares would have been 1.24% and 2.16%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.82%, 1.59%, 1.35%, 0.52% and 0.46%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets will not exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 240 funds for the six-month period and among the 229 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Intermediate Bond Fund 2017 Annual Report	3

Fund overview (cont’d)

recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to non-agency mortgage-backed securities (“MBS”). Non-agency MBS were supported by limited supply due to a lack of new issuance and overall solid investor demand.

The Fund’s yield curvevi positioning was beneficial for results. The Fund maintained a flattening bias, with an overweight to the longer end of the curve. This positioning was positive for performance as the yield curve flattened, with longer-term rates rising less than their short-term counterparts.

An overweight to U.S. dollar-denominated emerging markets sovereigns was additive to results as they outperformed the benchmark. Despite a period of weakness following the November 2016 U.S. Presidential election, the asset class performed well overall. In particular, the asset class was supported by largely solid investor demand, the weakening U.S. dollar as the reporting period progressed and less concern over U.S. protectionist policies.

The Fund’s overweight to investment grade corporate bonds was also rewarded. More specifically, an overweight to the Financials sector was additive for performance. In terms of individual holdings, the Fund’s overweight positions in Bank of America Corp., Goldman Sachs (Goldman Sachs Capital II and Goldman Sachs Group, Inc.) and Petrobras (Petrobras International Finance Co. and Petrobras Global Finance) added the most value during the reporting period.

Out-of-benchmark allocations to ABS and commercial mortgage-backed securities (“CMBS”) were positive for performance as their spreads narrowed during the reporting period amid solid demand from investors looking to generate incremental yield in the low interest rate environment. Finally, an out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securitiesvii contributed to performance based on increased inflation expectations following the November 2016 U.S. Presidential election.

Q. What were the leading detractors from performance?

A. The Fund outperformed its benchmark during the reporting period. Modestly detracting from the Fund’s relative performance was its duration positioning. In particular, having a duration that was generally longer than the benchmark was a slight headwind for results as rates moved higher over the reporting period.

Elsewhere, several of the Fund’s investment grade corporate bond holdings detracted from results. Overweight positions in Tyson Foods, Inc., Danone SA and Becton, Dickinson & Co. were the largest negatives for performance.

4	Western Asset Intermediate Bond Fund 2017 Annual Report

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 20, 2017

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2017 were: U.S. Government & Agency Obligations (32.6%), Financials (13.9%), Collateralized Mortgage Obligations (10.2%), Asset-Backed Securities (9.1%) and Energy (4.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Intermediate Bond Fund 2017 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Bloomberg Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/ BBB or higher) with maturities between one and ten years.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Intermediate Bond Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2017 and May 31, 2016 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset Intermediate Bond Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2016 and held for the six months ended May 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.67%	$1,000.00	$1,026.70	0.85%	$4.29	Class A	5.00%	$1,000.00	$1,020.69	0.85%	$4.28
Class C	2.28	1,000.00	1,022.80	1.62	8.17	Class C	5.00	1,000.00	1,016.85	1.62	8.15
Class R	2.52	1,000.00	1,025.20	1.15	5.81	Class R	5.00	1,000.00	1,019.20	1.15	5.79
Class I	2.86	1,000.00	1,028.60	0.50	2.53	Class I	5.00	1,000.00	1,022.44	0.50	2.52
Class IS	2.88	1,000.00	1,028.80	0.45	2.28	Class IS	5.00	1,000.00	1,022.69	0.45	2.27

8	Western Asset Intermediate Bond Fund 2017 Annual Report

[1]	For the six months ended May 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (182), then divided by 365.

Western Asset Intermediate Bond Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/17	2.60%	1.84%	2.29%	2.95%	3.01%
Five Years Ended 5/31/17	2.37	1.63	2.08	2.76	2.82
Ten Years Ended 5/31/17	N/A	N/A	N/A	4.65	N/A
Inception* through 5/31/17	2.43	1.70	2.15	—	5.53

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/17	-1.74%	0.86%	2.29%	2.95%	3.01%
Five Years Ended 5/31/17	1.48	1.63	2.08	2.76	2.82
Ten Years Ended 5/31/17	N/A	N/A	N/A	4.65	N/A
Inception* through 5/31/17	1.56	1.70	2.15	—	5.53

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/17)	13.02%
Class C (Inception date of 4/30/12 through 5/31/17)	8.94
Class R (Inception date of 4/30/12 through 5/31/17)	11.43
Class I (5/31/07 through 5/31/17)	57.55
Class IS (Inception date of 10/3/08 through 5/31/17)	59.36

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, July 1, 1994 and October 3, 2008, respectively.

10	Western Asset Intermediate Bond Fund 2017 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Bloomberg Barclays Intermediate U.S. Government/Credit Index† — May 2007 - May 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on May 31, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2017. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays Intermediate U.S. Government/Credit Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Intermediate Bond Fund 2017 Annual Report	11

Spread duration (unaudited)

Economic exposure — May 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA IBF	— Western Asset Intermediate Bond Fund

12	Western Asset Intermediate Bond Fund 2017 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA IBF	— Western Asset Intermediate Bond Fund

Western Asset Intermediate Bond Fund 2017 Annual Report	13

Schedule of investments

May 31, 2017

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 32.6%
U.S. Government Agencies — 2.3%
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	$1,910,000	$2,198,962
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	8,690,000	8,333,362
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,878,032
Total U.S. Government Agencies				14,410,356
U.S. Government Obligations — 30.3%
U.S. Treasury Bonds	2.875%	5/15/43	15,410,000	15,495,479
U.S. Treasury Bonds	3.750%	11/15/43	21,570,000	25,284,095
U.S. Treasury Bonds	3.375%	5/15/44	3,180,000	3,502,595
U.S. Treasury Bonds	2.500%	2/15/46	4,820,000	4,468,477
U.S. Treasury Bonds	2.875%	11/15/46	2,890,000	2,895,532
U.S. Treasury Bonds	3.000%	2/15/47	3,370,000	3,463,993
U.S. Treasury Bonds	3.000%	5/15/47	2,200,000	2,262,821
U.S. Treasury Notes	0.750%	10/31/18	1,180,000	1,172,118
U.S. Treasury Notes	1.625%	6/30/20	8,580,000	8,619,211
U.S. Treasury Notes	2.625%	11/15/20	3,450,000	3,574,659
U.S. Treasury Notes	1.375%	1/31/21	6,620,000	6,570,608
U.S. Treasury Notes	1.875%	1/31/22	1,940,000	1,952,049
U.S. Treasury Notes	1.750%	3/31/22	12,830,000	12,826,497
U.S. Treasury Notes	1.500%	2/28/23	15,250,000	14,936,064
U.S. Treasury Notes	1.375%	6/30/23	5,720,000	5,542,142
U.S. Treasury Notes	1.250%	7/31/23	8,430,000	8,098,726
U.S. Treasury Notes	1.375%	8/31/23	19,280,000	18,644,358
U.S. Treasury Notes	1.375%	9/30/23	980,000	946,734
U.S. Treasury Notes	2.125%	11/30/23	16,520,000	16,693,592
U.S. Treasury Notes	2.250%	12/31/23	1,610,000	1,637,861
U.S. Treasury Notes	2.250%	1/31/24	4,470,000	4,545,431
U.S. Treasury Notes	2.125%	2/29/24	5,820,000	5,869,790
U.S. Treasury Notes	2.125%	3/31/24	5,230,000	5,271,678
U.S. Treasury Notes	2.000%	4/30/24	4,750,000	4,747,772
U.S. Treasury Notes	2.375%	8/15/24	580,000	593,231
U.S. Treasury Notes	2.000%	2/15/25	6,460,000	6,418,869
U.S. Treasury Notes	2.000%	8/15/25	1,030,000	1,019,861
U.S. Treasury Notes	1.625%	5/15/26	1,190,000	1,136,636
U.S. Treasury Notes	2.250%	2/15/27	40,000	40,148
Total U.S. Government Obligations				188,231,027
Total U.S. Government & Agency Obligations (Cost — $200,827,701)				202,641,383

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 9.1%
Access Group Inc., 2005-A A3	1.438%	7/25/34	$1,790,909	$1,688,568	(a)
Apidos CLO, 2013-16A B	3.958%	1/19/25	800,000	800,362	(a)(b)
Apidos CLO, 2015-22A A1	2.530%	10/20/27	1,500,000	1,505,406	(a)(b)
Apollo Credit Funding Ltd., 2004-A A1	2.628%	4/15/27	750,000	750,228	(a)(b)
Ares CLO Ltd., 2014-32A A2R	2.689%	11/15/25	500,000	500,192	(a)(b)
Ares CLO Ltd., 2015-1A A1R	2.450%	12/5/25	1,000,000	1,003,301	(a)(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3	3.105%	3/25/44	760,125	744,114	(a)
BlueMountain CLO Ltd., 2012-2A AR	2.592%	11/20/28	1,250,000	1,259,721	(a)(b)
Bowman Park CLO Ltd., 2014-1A D1R	4.403%	11/23/25	1,000,000	994,796	(a)(b)
Carlyle Global Market Strategies, 2013-4A A1	2.628%	10/15/25	250,000	250,105	(a)(b)
Carlyle Global Market Strategies, 2014-2A AR	2.289%	5/15/25	1,250,000	1,250,409	(a)(b)
Carlyle Global Market Strategies, 2017-2A A1B	0.000%	7/20/31	1,250,000	1,245,992	(a)(b)
Carlyle Global Market Strategies, 2017-2A C	0.000%	7/20/31	1,250,000	1,238,818	(a)(b)
Catskill Park CLO Ltd., 2017-1A A2	2.785%	4/20/29	1,250,000	1,245,094	(a)(b)
Cent CLO LP, 2013-17A A1	2.470%	1/30/25	453,486	456,100	(a)(b)
CIFC Funding Ltd., 2014-4A A1R	2.538%	10/17/26	500,000	500,100	(a)(b)
Countrywide Asset-Backed Certificates, 2005-8 M4	1.954%	12/25/35	1,470,000	1,460,745	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	1.144%	11/15/36	1,065,180	893,786	(a)
Countrywide Home Equity Loan Trust, 2006-I 2A	1.129%	1/15/37	1,262,387	1,170,016	(a)
Credit-Based Asset Servicing and Securitization LLC, 2006-CB1 AV1	1.504%	1/25/36	4,112,377	3,935,740	(a)
DRB Prime Student Loan Trust, 2015-B A1	2.891%	10/27/31	1,216,118	1,237,607	(a)(b)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	1,118,677	1,128,022	(b)
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF1 A1	2.120%	3/25/33	891,638	873,399	(a)
Galaxy CLO Ltd., 2013-15A B	3.008%	4/15/25	500,000	500,203	(a)(b)
Galaxy CLO Ltd., 2015-19A C	4.703%	1/24/27	500,000	496,313	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	4.358%	2/20/32	250,000	236,431	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	4.391%	3/13/32	400,000	379,207	(a)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	70,566	70,466	(b)
GSAA Home Equity Trust, 2005-8 A4	1.294%	6/25/35	329,272	328,010	(a)
GT Loan Financing Ltd., 2013-1A A	2.442%	10/28/24	500,000	500,128	(a)(b)
Jackson Mill CLO Ltd., 2015-1A A	2.698%	4/15/27	750,000	755,616	(a)(b)
JFIN CLO Ltd., 2016-1A A2A	1.920%	7/27/28	650,000	633,337	(a)(b)
LCM Ltd. Partnership, 2023-A A1	2.556%	10/20/29	750,000	757,505	(a)(b)
Magnetite CLO Ltd., 2016-18A A	2.582%	11/15/28	740,000	745,591	(a)(b)
Magnetite CLO Ltd., 2016-18A C	3.532%	11/15/28	500,000	500,774	(a)(b)
Morgan Stanley Dean Witter Capital I Inc. Trust, 2003-NC2 M1	2.374%	2/25/33	907,772	902,449	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	15

Schedule of investments (cont’d)

May 31, 2017

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
NCUA Guaranteed Notes, 2010-A1 A	1.336%	12/7/20	$843,228	$843,649	(a)
OHA Loan Funding Ltd., 2015-1A AR	2.592%	8/15/29	500,000	504,021	(a)(b)
Opteum Mortgage Acceptance Corp., 2005-1 M4	2.146%	2/25/35	1,180,000	1,166,447	(a)
OZLM Ltd., 2015-12A A1	2.620%	4/30/27	1,250,000	1,251,051	(a)(b)
SASCO Mortgage Loan Trust, 2005-GEL1 M1	1.849%	12/25/34	331,447	329,754	(a)
SLM Student Loan Trust, 2002-A A2	1.681%	12/16/30	1,333,505	1,309,320	(a)
SLM Student Loan Trust, 2003-04 A5A	1.881%	3/15/33	422,059	415,932	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.881%	3/15/33	1,522,893	1,492,598	(a)(b)
SLM Student Loan Trust, 2005-4 A4	1.326%	7/25/40	560,000	518,693	(a)
SLM Student Loan Trust, 2005-8 A5	1.326%	1/25/40	2,350,000	2,212,333	(a)
SLM Student Loan Trust, 2006-1 A5	1.266%	7/26/21	1,340,000	1,318,300	(a)
SLM Student Loan Trust, 2006-BW A5	1.331%	12/15/39	4,070,000	3,857,830	(a)
SLM Student Loan Trust, 2013-A A1	1.589%	8/15/22	17,329	17,331	(a)(b)
Small Business Administration Participation Certificates, 2017-20D 1	2.840%	4/1/37	860,000	865,758
SMB Private Education Loan Trust, 2016-B A2A	2.430%	2/17/32	1,860,000	1,854,261	(b)
Symphony CLO Ltd., 2016-17A A1	2.523%	4/15/28	500,000	502,901	(a)(b)
TCI-Flatiron CLO Ltd., 2016-1A A	2.573%	7/17/28	1,000,000	1,004,295	(a)(b)
TCI-Symphony CLO, 2016-1A B1	2.719%	10/13/29	750,000	751,769	(a)(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	189,910	191,876
Venture CDO Ltd., 2016-24A A1D	2.419%	10/20/28	500,000	500,567	(a)(b)
Voya CLO Ltd., 2017-2A A2A	3.015%	6/7/30	1,250,000	1,250,000	(a)(b)
Zais CLO 2 Ltd., 2014-2A A1BR	2.920%	7/25/26	1,250,000	1,253,514	(b)
ZAIS CLO 5 Ltd., 2016-2A A1	2.688%	10/15/28	500,000	503,589	(a)(b)
Total Asset-Backed Securities (Cost — $56,214,184)				56,854,440
Collateralized Mortgage Obligations — 10.2%
ARM Trust, 2004-5 4A1	3.446%	4/25/35	872,395	848,169	(a)
Bayview Commercial Asset Trust, 2006-3A A1	1.274%	10/25/36	999,556	882,244	(a)(b)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	2,285,000	2,044,534	(a)(b)
CD Commercial Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	530,000	551,057	(a)
CGBAM Commercial Mortgage Trust, 2016-IMC D	6.401%	11/15/21	1,810,000	1,851,413	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	640,000	675,455
Citigroup Commercial Mortgage Trust, 2015-GC33 A4	3.778%	9/10/58	520,000	549,419
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.910%	2/25/36	75,301	75,196	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	80,000	85,789
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	70,000	75,964	(a)

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.082%	10/10/46	$40,000	$41,499	(a)
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	560,000	602,254	(a)(b)
Commercial Mortgage Trust, 2013-CR13 XA, IO	0.938%	12/10/23	2,613,007	99,292	(a)
Commercial Mortgage Trust, 2014-CR18 XA, IO	1.240%	7/15/47	6,051,378	328,007	(a)
Commercial Mortgage Trust, 2014-CR19 C	4.875%	8/10/47	560,000	578,713	(a)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.378%	3/10/47	4,033,460	244,137	(a)
Credit Suisse Mortgage Trust, 2014-TIKI A	1.939%	9/15/38	580,000	580,899	(a)(b)
Credit Suisse Mortgage Trust, 2014-TIKI B	2.339%	9/15/38	894,000	887,772	(a)(b)
Credit Suisse Mortgage Trust, 2017-LSTK A	2.761%	4/5/33	580,000	588,473	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	1.682%	12/29/45	544,337	545,203	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	310	317
Federal Home Loan Mortgage Corp. (FHLMC), 4066 PI, IO	3.500%	9/15/31	4,185,498	477,082
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	5.261%	9/15/42	985,075	163,935	(a)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 170 B, IO	10.000%	3/1/21	158	10
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	2.674%	4/25/24	978,477	994,067	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA2 M2	3.624%	12/25/27	877,870	901,225	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 M2	3.874%	4/25/28	2,916,395	3,022,969	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQA1 M2	3.674%	3/25/28	942,506	967,083	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.924%	7/25/28	1,080,000	1,125,665	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 M2	3.024%	12/25/28	1,360,000	1,394,327	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K712 X1, IO	1.456%	11/25/19	2,865,583	71,062	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, S8FX A2	3.291%	3/25/27	590,000	609,887
Federal National Mortgage Association (FNMA), 1992-96 B, PO, PAC	0.000%	5/25/22	69	68
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	1,624,660	209,012
Federal National Mortgage Association (FNMA), 2013-073 IA, IO	3.000%	9/25/32	1,879,571	201,216
Federal National Mortgage Association (FNMA) — CAS, 2014-C03 1M1	2.224%	7/25/24	60,578	60,713	(a)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M1	2.441%	1/25/29	1,313,053	1,328,753	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	17

Schedule of investments (cont’d)

May 31, 2017

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
FREMF Mortgage Trust, 2013-KF02 C	4.991%	12/25/45	$67,813	$68,984	(a)(b)
GE Business Loan Trust, 2006-2A A	0.511%	11/15/34	769,713	732,221	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	1.333%	8/20/58	802,475	795,374	(a)
Government National Mortgage Association (GNMA), 2011-H01 AF	1.280%	11/20/60	2,032,618	2,026,183	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA	1.483%	2/20/61	685,782	685,831	(a)
Government National Mortgage Association (GNMA), 2011-H09 AF	1.483%	3/20/61	345,351	345,083	(a)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.016%	4/16/53	3,859,715	146,637	(a)
Government National Mortgage Association (GNMA), 2012-H30 GA	1.333%	12/20/62	1,336,962	1,328,296	(a)
Government National Mortgage Association (GNMA), 2013-95 IO, IO	0.651%	4/16/47	9,673,819	421,860	(a)
Government National Mortgage Association (GNMA), 2014-105 IO, IO	0.975%	6/16/54	5,402,597	330,472	(a)
Government National Mortgage Association (GNMA), 2014-130 IB, IO	0.908%	8/16/54	4,636,338	244,455	(a)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.659%	5/16/55	5,486,858	267,600	(a)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.781%	8/16/54	7,050,578	377,625	(a)
Government National Mortgage Association (GNMA), 2015-07 IO	0.879%	1/16/57	5,212,364	330,377	(a)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	240,000	265,853	(a)
GS Mortgage Securities Trust, 2015-7R A	1.133%	9/26/37	1,153,726	1,097,696	(a)(b)
GS Mortgage Securities Trust, 2016-GS3 C	3.999%	10/10/49	570,000	572,254	(a)
HarborView Mortgage Loan Trust, 2004-10 4A	3.364%	1/19/35	279,701	276,534	(a)
HarborView Mortgage Loan Trust, 2005-9 B1	1.610%	6/20/35	1,519,702	1,442,556	(a)
Hospitality Mortgage Trust, 2017-HIT A	1.850%	5/8/30	570,000	570,790	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C14 AS	4.409%	8/15/46	690,000	741,846	(a)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.058%	11/15/45	160,000	168,868	(a)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.886%	1/15/47	90,000	97,651	(a)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.560%	9/15/47	300,000	301,484	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C29 C	4.202%	5/15/48	1,600,000	1,570,167	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.310%	7/15/48	654,000	651,243	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 A3	3.801%	8/15/48	1,860,000	1,964,456
JPMDB Commercial Mortgage Securities Trust, 2017-C5 C	4.512%	3/15/50	540,000	560,248	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH C	3.089%	8/15/27	400,000	399,994	(a)(b)

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.739%	5/15/28	$1,120,000	$1,058,931	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP3 A5	2.870%	8/15/49	540,000	533,229
MASTR ARM Trust, 2004-11 M1	1.664%	11/25/34	16,783	16,787	(a)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	3.296%	2/25/34	393,032	394,279	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	550,000	593,545	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 A5	3.635%	10/15/48	1,130,000	1,182,494
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C31 C	4.465%	11/15/49	570,000	566,474	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 A4	3.720%	12/15/49	520,000	547,188
Morgan Stanley Capital I Trust, 2016-BNK2 A4	3.049%	11/15/49	610,000	610,375
Morgan Stanley Capital I Trust, 2016-UB11 A4	2.782%	8/15/49	540,000	527,308
Morgan Stanley Capital I Trust, 2016-UB12 A4	3.596%	12/15/49	530,000	553,210
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A	1.924%	7/25/34	340,728	335,378	(a)
Morgan Stanley Re-remic Trust, 2015-R3 9A2	1.511%	4/26/47	3,517,000	2,841,840	(a)(b)
Mortgage Repurchase Agreement Financing Trust, 2016-4 A1	2.194%	5/10/19	1,380,000	1,372,123	(a)(b)(c)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	1,440,000	1,444,438	(a)(b)
MSCG Trust, 2016-SNR C	5.205%	11/15/34	540,000	545,048	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	63,266	63,920
SACO I Trust, 2007-VA1 A	8.998%	6/25/21	381,239	389,009	(a)(b)
UBS Commercial Mortgage Trust, 2012-C1 XA, IO	2.087%	5/10/45	1,774,674	147,246	(a)(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C4 D	4.495%	12/10/45	570,000	560,047	(a)(b)
VSD LLC	3.600%	12/25/43	725,348	725,932	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A2A	1.764%	11/25/34	846,654	832,503	(a)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	1,002,107	1,007,604	(a)(b)
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 C	3.848%	5/15/48	540,000	530,362	(a)
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	570,000	596,607
Wells Fargo Commercial Mortgage Trust, 2016-BNK1 A3	2.652%	8/15/49	1,160,000	1,125,926
Wells Fargo Commercial Mortgage Trust, 2016-C36 A4	3.065%	11/15/59	540,000	538,741
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7	3.009%	8/25/34	293,184	299,954	(a)
WF-RBS Commercial Mortgage Trust, 2012-C10 XA, IO	1.648%	12/15/45	2,335,461	154,365	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 C	3.848%	10/15/57	520,000	519,553	(a)
WF-RBS Commercial Mortgage Trust, 2014-C23 XA, IO	0.681%	10/15/57	5,984,430	211,040	(a)
Total Collateralized Mortgage Obligations (Cost — $64,320,356)				63,270,974

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	19

Schedule of investments (cont’d)

May 31, 2017

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 31.8%
Consumer Discretionary — 1.6%
Automobiles — 0.9%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	$1,010,000	$1,152,792
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	800,000	892,657
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	400,000	398,872
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	520,000	537,715
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	880,000	892,022
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	970,000	977,119
Hyundai Capital America, Senior Notes	2.400%	10/30/18	680,000	682,327	(b)
Total Automobiles				5,533,504
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp., Senior Notes	2.750%	12/9/20	800,000	817,208
McDonald’s Corp., Senior Notes	3.500%	3/1/27	600,000	613,615
Total Hotels, Restaurants & Leisure				1,430,823
Household Durables — 0.1%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	100,000	103,180
Newell Brands Inc., Senior Notes	3.850%	4/1/23	300,000	316,390
Newell Brands Inc., Senior Notes	4.200%	4/1/26	250,000	265,490
Total Household Durables				685,060
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	930,000	1,009,399
Comcast Corp., Senior Notes	5.150%	3/1/20	750,000	817,402
Comcast Corp., Senior Notes	3.375%	2/15/25	280,000	289,734
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	150,000	150,716	(b)
Total Media				2,267,251
Total Consumer Discretionary				9,916,638
Consumer Staples — 2.7%
Beverages — 0.8%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	300,000	304,638
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	810,000	834,788
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	1,020,000	1,049,834
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	160,000	176,449
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,240,000	1,348,990
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	760,000	822,531
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	520,000	560,542	(b)
Total Beverages				5,097,772

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 0.5%
CVS Health Corp., Senior Notes	2.250%	12/5/18	$290,000	$292,009
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,058,050
CVS Health Corp., Senior Notes	3.875%	7/20/25	868,000	910,227
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	670,000	669,624
Total Food & Staples Retailing				2,929,910
Food Products — 0.8%
Danone SA, Senior Notes	2.077%	11/2/21	1,840,000	1,808,966	(b)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	510,000	546,140	(b)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	152,000	165,396
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	290,000	299,447
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	1,150,000	1,158,180	(b)
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	480,000	483,916	(b)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	560,000	571,249	(b)
Total Food Products				5,033,294
Tobacco — 0.6%
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	760,847
Altria Group Inc., Senior Notes	2.850%	8/9/22	410,000	417,499
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	800,000	830,984
Reynolds American Inc., Senior Notes	8.125%	6/23/19	980,000	1,098,971
Reynolds American Inc., Senior Notes	3.250%	6/12/20	205,000	212,232
Reynolds American Inc., Senior Notes	4.450%	6/12/25	190,000	204,742
Total Tobacco				3,525,275
Total Consumer Staples				16,586,251
Energy — 4.9%
Energy Equipment & Services — 0.4%
Halliburton Co., Senior Bonds	3.800%	11/15/25	980,000	1,012,372
Petrofac Ltd., Senior Notes	3.400%	10/10/18	1,600,000	1,596,261	(b)
Total Energy Equipment & Services				2,608,633
Oil, Gas & Consumable Fuels — 4.5%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	910,000	1,022,381
Apache Corp., Senior Notes	3.250%	4/15/22	616,000	629,353
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	580,000	598,671
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	1,990,000	1,985,513
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,501
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	510,000	521,639
Chevron Corp., Senior Notes	2.954%	5/16/26	1,230,000	1,229,496
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	850,000	852,440
ConocoPhillips, Senior Notes	5.200%	5/15/18	820,000	847,502

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	21

Schedule of investments (cont’d)

May 31, 2017

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	3.250%	5/15/22	$1,280,000	$1,294,072
Devon Energy Corp., Senior Notes	5.850%	12/15/25	480,000	558,099
Dominion Energy Inc., Junior Subordinated Notes	2.579%	7/1/20	1,030,000	1,038,015
Ecopetrol SA, Senior Notes	4.250%	9/18/18	270,000	277,290
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,440,000	2,516,982
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	370,000	417,414
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	960,000	972,652
EOG Resources Inc., Senior Notes	4.150%	1/15/26	300,000	319,676
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	500,000	507,717
Kerr-McGee Corp., Notes	6.950%	7/1/24	610,000	726,352
Noble Energy Inc., Senior Notes	8.250%	3/1/19	380,000	419,443
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	70,000	72,190
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	330,000	332,587
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	910,000	927,904
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	500,000	494,815
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	320,000	326,256
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	420,000	400,512
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	470,000	485,510
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	390,000	346,125
Petroleos Mexicanos, Senior Notes	4.875%	1/18/24	500,000	510,000
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	760,000	745,788
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	810,000	829,634	(b)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	470,000	502,093
Shell International Finance BV, Senior Notes	2.250%	11/10/20	1,020,000	1,028,971
Shell International Finance BV, Senior Notes	3.250%	5/11/25	380,000	390,453
Shell International Finance BV, Senior Notes	2.875%	5/10/26	400,000	397,062
Shell International Finance BV, Senior Notes	4.000%	5/10/46	10,000	9,882
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,620,000	1,733,871	(b)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	980,000	1,283,942
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	200,000	234,300
Total Oil, Gas & Consumable Fuels				27,797,103
Total Energy				30,405,736
Financials — 13.9%
Banks — 9.3%
Bank of America Corp., Senior Notes	2.600%	1/15/19	550,000	555,217
Bank of America Corp., Senior Notes	5.625%	7/1/20	90,000	98,655
Bank of America Corp., Senior Notes	3.300%	1/11/23	600,000	610,700
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	984,783

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes	4.000%	4/1/24	$1,560,000	$1,639,017
Bank of America Corp., Senior Notes	3.875%	8/1/25	610,000	631,766
Bank of America Corp., Senior Notes	3.500%	4/19/26	460,000	462,239
Bank of America Corp., Senior Notes	5.000%	1/21/44	560,000	632,042
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	738,902
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	320,000	326,484
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,100,000	2,172,473
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,150,000	1,456,933	(b)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	290,000	290,794
BNP Paribas SA, Senior Notes	2.700%	8/20/18	690,000	697,808
BPCE SA, Senior Notes	3.000%	5/22/22	2,570,000	2,582,611	(b)
Citigroup Inc., Senior Notes	3.300%	4/27/25	1,810,000	1,810,590
Citigroup Inc., Senior Notes	8.125%	7/15/39	34,000	51,276
Citigroup Inc., Senior Notes	4.650%	7/30/45	84,000	89,646
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	670,000	696,728
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	972,322
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	180,000	186,174
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	3,620,000	3,773,626
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	116,000	129,427
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	665,000	775,556	(a)(b)(d)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	1,720,000	1,851,936
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	1,230,000	1,292,514
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	1,500,000	1,508,955
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	670,000	747,050	(a)(b)(d)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	1,190,000	1,227,598
HSBC Holdings PLC, Senior Notes	2.950%	5/25/21	1,640,000	1,661,410
HSBC Holdings PLC, Senior Notes	4.041%	3/13/28	700,000	724,157	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	447,083
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	620,000	641,445
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	1,013,720	(b)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	460,000	520,786	(b)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	850,000	831,683	(b)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	990,000	991,485	(b)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	138,379
JPMorgan Chase & Co., Senior Notes	3.900%	7/15/25	3,000,000	3,142,008
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	790,000	816,700
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,500,000	1,575,993
Mitsubishi UFJ Financial Group Inc., Senior Notes	2.950%	3/1/21	930,000	945,960

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	23

Schedule of investments (cont’d)

May 31, 2017

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	$3,240,000	$3,232,072	(b)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	620,000	669,041	(b)
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	330,000	341,327
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	520,000	528,009
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	590,000	602,747
Skandinaviska Enskilda Banken AB, Secured Mortgage Notes	1.375%	5/29/18	2,200,000	2,197,076	(b)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	290,000	303,642	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/3/17	2,218,000	2,227,981	(a)(d)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	110,000	120,725	(a)(d)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	720,000	699,361
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,690,000	1,734,858
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	416,376
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,290,000	2,427,771
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	90,000	96,833
Total Banks				58,042,450
Capital Markets — 3.0%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	970,000	985,740
Credit Suisse NY, Senior Notes	3.625%	9/9/24	1,040,000	1,076,540
Daiwa Securities Group Inc., Senior notes	3.129%	4/19/22	390,000	394,331	(b)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	7/3/17	91,000	78,306	(a)(d)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	130,000	141,625
Goldman Sachs Group Inc., Senior Notes	2.300%	12/13/19	1,640,000	1,645,904
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,180,000	1,278,032
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,193,515
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,555,069
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	291,645
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,350,000	1,344,994
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	2,280,000	2,365,687
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	60,000	65,380
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	7/3/17	6,200,000	0	*(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	*(c)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	*(c)(e)(f)(g)
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,370,000	2,603,912
Morgan Stanley, Senior Notes	5.500%	7/24/20	600,000	656,976
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	380,000	389,461
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	1,760,000	1,797,337	(b)
Total Capital Markets				18,864,454

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — 0.4%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	$840,000	$955,540
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	562,171
Synchrony Financial, Senior Bonds	3.000%	8/15/19	430,000	436,178
Toyota Motor Credit Corp., Senior Notes	1.375%	1/10/18	590,000	590,232
Total Consumer Finance				2,544,121
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	540,000	566,539
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.500%	5/26/22	210,000	216,053
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,344,690	(b)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	1,464,000	1,478,969
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	1,160,000	1,316,468
Nationwide Building Society, Senior Notes	2.450%	7/27/21	550,000	550,483	(b)
Total Diversified Financial Services				5,473,202
Insurance — 0.2%
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	170,000	171,261
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	120,000	123,878
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	390,000	514,800	(b)
MetLife Inc., Senior Bonds	1.903%	12/15/17	400,000	400,888
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	32,000	44,497	(b)
Total Insurance				1,255,324
Thrifts & Mortgage Finance — 0.1%
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	389,881	(b)
Total Financials				86,569,432
Health Care — 2.0%
Biotechnology — 0.5%
AbbVie Inc., Senior Notes	2.900%	11/6/22	220,000	222,362
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	510,000	522,013
Amgen Inc., Senior Notes	3.625%	5/22/24	120,000	125,874
Celgene Corp., Senior Notes	3.550%	8/15/22	410,000	428,645
Celgene Corp., Senior Notes	3.875%	8/15/25	640,000	669,429
Gilead Sciences Inc., Senior Bonds	2.050%	4/1/19	640,000	643,154
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	90,000	93,920
Gilead Sciences Inc., Senior Notes	2.500%	9/1/23	700,000	689,411
Total Biotechnology				3,394,808

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	25

Schedule of investments (cont’d)

May 31, 2017

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories, Senior Notes	2.350%	11/22/19	$400,000	$402,485
Abbott Laboratories, Senior Notes	3.400%	11/30/23	1,000,000	1,023,096
Becton, Dickinson & Co., Senior Notes	3.363%	6/6/24	870,000	873,348
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	84,000	85,645
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	290,000	294,508
Medtronic Global Holdings S.C.A., Senior Notes	1.700%	3/28/19	580,000	580,136
Medtronic Inc., Senior Notes	3.125%	3/15/22	210,000	217,537
Medtronic Inc., Senior Notes	3.500%	3/15/25	400,000	417,388
Total Health Care Equipment & Supplies				3,894,143
Health Care Providers & Services — 0.5%
Aetna Inc., Senior Notes	2.800%	6/15/23	70,000	70,125
Anthem Inc., Senior Notes	5.875%	6/15/17	100,000	100,127
Anthem Inc., Senior Notes	3.700%	8/15/21	70,000	72,967
Anthem Inc., Senior Notes	3.125%	5/15/22	330,000	338,108
Humana Inc., Senior Notes	7.200%	6/15/18	470,000	494,735
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	112,094
Humana Inc., Senior Notes	3.950%	3/15/27	220,000	229,266
Medtronic Global Holdings S.C.A, Senior Notes	3.350%	4/1/27	780,000	798,032
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	401,348
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	190,000	201,088
Total Health Care Providers & Services				2,817,890
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.400%	2/1/19	520,000	524,022
Pharmaceuticals — 0.3%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	600,000	622,190
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	350,000	362,346
Eli Lilly & Co., Senior Notes	2.350%	5/15/22	680,000	684,930
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	130,000	130,272
Zoetis Inc., Senior Notes	1.875%	2/1/18	240,000	240,141
Total Pharmaceuticals				2,039,879
Total Health Care				12,670,742
Industrials — 1.9%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	780,000	837,353
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	190,000	198,811
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	450,000	467,026
United Technologies Corp., Senior Notes	4.500%	4/15/20	170,000	182,613
Total Aerospace & Defense				1,685,803

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 0.1%
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	$75,078	$79,019
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	301,687	347,842
U.S. Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	123,808	126,284
Total Airlines				553,145
Commercial Services & Supplies — 0.4%
Cintas Corp., Senior Notes	2.900%	4/1/22	460,000	469,849
Cintas Corp., Senior Notes	3.700%	4/1/27	1,040,000	1,083,642
Republic Services Inc., Senior Notes	3.200%	3/15/25	750,000	760,028
Waste Management Inc., Senior Notes	3.500%	5/15/24	450,000	470,082
Total Commercial Services & Supplies				2,783,601
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	1.500%	11/2/17	200,000	199,992
Eaton Corp., Senior Notes	2.750%	11/2/22	1,250,000	1,266,697
Total Electrical Equipment				1,466,689
Industrial Conglomerates — 0.7%
General Electric Co., Senior Notes	5.550%	5/4/20	220,000	243,449
General Electric Co., Senior Notes	4.650%	10/17/21	1,330,000	1,474,244
General Electric Co., Senior Notes	6.875%	1/10/39	1,590,000	2,294,920
General Electric Co., Senior Notes	4.500%	3/11/44	210,000	231,188
General Electric Co., Subordinated Notes	5.300%	2/11/21	184,000	204,917
Total Industrial Conglomerates				4,448,718
Machinery — 0.1%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	360,000	364,160
Trading Companies & Distributors — 0.1%
Aviation Capital Group Corp., Senior Notes	6.750%	4/6/21	290,000	331,941	(b)
Total Industrials				11,634,057
Information Technology — 1.6%
Internet Software & Services — 0.1%
Tencent Holdings Ltd., Senior Notes	3.375%	5/2/19	450,000	460,100	(b)
IT Services — 0.2%
Visa Inc., Senior Notes	2.200%	12/14/20	840,000	847,787
Visa Inc., Senior Notes	3.150%	12/14/25	290,000	296,734
Visa Inc., Senior Notes	4.300%	12/14/45	320,000	346,191
Total IT Services				1,490,712
Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp., Senior Notes	3.700%	7/29/25	140,000	148,380
QUALCOMM Inc., Senior Notes	2.100%	5/20/20	1,150,000	1,154,398
Total Semiconductors & Semiconductor Equipment				1,302,778

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	27

Schedule of investments (cont’d)

May 31, 2017

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Software — 0.5%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	$1,190,000	$1,147,356
Microsoft Corp., Senior Notes	1.850%	2/6/20	1,280,000	1,286,287
Microsoft Corp., Senior Notes	3.450%	8/8/36	20,000	19,597
Oracle Corp., Senior Notes	1.200%	10/15/17	540,000	539,815
Total Software				2,993,055
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., Senior Notes	2.450%	8/4/26	1,170,000	1,125,642
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	1,580,000	1,617,650	(b)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,110,000	1,169,726	(b)
Total Technology Hardware, Storage & Peripherals				3,913,018
Total Information Technology				10,159,663
Materials — 1.8%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,080,000	1,098,964	(b)
OCP SA, Senior Notes	4.500%	10/22/25	550,000	555,181	(b)
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	360,000	388,726
Total Chemicals				2,042,871
Metals & Mining — 1.4%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	770,000	838,025
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,140,000	1,292,384	(a)(b)
Freeport-McMoRan Inc., Senior Notes	6.500%	11/15/20	72,000	74,526	(b)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	730,000	712,626
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	1,840,000	1,889,882	(b)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	270,000	287,052
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,040,000	1,057,241
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,830,000	3,042,250
Total Metals & Mining				9,193,986
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	346,886
Total Materials				11,583,743
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	2.700%	9/17/19	690,000	696,036	(b)
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.7%
AT&T Inc., Global Notes	5.500%	2/1/18	360,000	369,358
AT&T Inc., Senior Notes	3.400%	5/15/25	1,070,000	1,052,508
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	860,000	867,525	(b)

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	$110,000	$118,953
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	250,000	279,689
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	740,000	750,538
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	770,000	798,841
Total Diversified Telecommunication Services				4,237,412
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,090,000	1,172,310
Total Telecommunication Services				5,409,722
Utilities — 0.4%
Electric Utilities — 0.4%
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	880,000	885,185
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,126,245
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	500,000	560,650	(h)
Total Utilities				2,572,080
Total Corporate Bonds & Notes (Cost — $199,578,076)				198,204,100
Mortgage-Backed Securities — 1.6%
FHLMC — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	4/1/47	1,587,501	1,677,422
FNMA — 1.3%
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	3,117	3,346
Federal National Mortgage Association (FNMA)	1.834%	5/1/43	3,993,492	4,114,318	(a)
Federal National Mortgage Association (FNMA)	3.500%	7/1/43-9/1/43	309,591	321,359
Federal National Mortgage Association (FNMA)	4.000%	7/13/47	3,700,000	3,902,283	(i)
Total FNMA				8,341,306
Total Mortgage-Backed Securities (Cost — $9,884,391)				10,018,728
Municipal Bonds — 0.1%
Virginia — 0.1%
Virginia State Housing Development Authority Revenue (Cost — $727,692)	6.000%	6/25/34	737,314	795,650
Sovereign Bonds — 3.7%
Brazil — 0.1%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	480,000	505,800
Canada — 0.7%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,398,877
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,544,472
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,430,306
Total Canada				4,373,655
Colombia — 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	920,000	1,005,560

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	29

Schedule of investments (cont’d)

May 31, 2017

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Germany — 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	$370,000	$369,655
Indonesia — 0.6%
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	240,000	262,277	(h)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	479,000	544,988	(b)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	2,730,000	2,958,135	(h)
Total Indonesia				3,765,400
Kuwait — 0.4%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	2,170,000	2,229,354	(b)
Mexico — 0.6%
United Mexican States, Senior Notes	3.625%	3/15/22	2,600,000	2,688,400
United Mexican States, Senior Notes	3.600%	1/30/25	1,340,000	1,351,390
Total Mexico				4,039,790
Peru — 0.2%
Republic of Peru, Senior Bonds	6.550%	3/14/37	160,000	211,600
Republic of Peru, Senior Bonds	5.625%	11/18/50	990,000	1,216,710
Total Peru				1,428,310
Poland — 0.6%
Republic of Poland, Senior Notes	5.125%	4/21/21	1,380,000	1,524,528
Republic of Poland, Senior Notes	4.000%	1/22/24	1,870,000	1,999,228
Total Poland				3,523,756
Russia — 0.2%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	800,000	868,419	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	287,345	345,998	(h)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	90,900	109,455	(b)
Russian Foreign Bond — Eurobond, Senior Notes	4.500%	4/4/22	200,000	213,419	(h)
Total Russia				1,537,291
Total Sovereign Bonds (Cost — $22,241,317)				22,778,571
U.S. Treasury Inflation Protected Securities — 3.6%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	1,276,193	1,414,223
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,169,889	1,120,476
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/21	7,982,246	8,045,546
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	2,085,117	2,096,568
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	2,591,228	2,662,992
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	1,315,904	1,324,902
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	1,816,055	1,856,577
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	4,109,003	4,028,989
Total U.S. Treasury Inflation Protected Securities (Cost — $22,208,005)				22,550,273

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

Security	Expiration Date	Contracts	Notional Amount	Value
Purchased Options — 0.1%
U.S. Treasury 10-Year Notes Futures, Call @ $125.50	6/23/17	85	85,000	$87,656
U.S. Treasury 10-Year Notes Futures, Call @ $126.00	6/23/17	33	33,000	23,203
U.S. Treasury 10-Year Notes Futures, Put @ $124.50	6/23/17	30	30,000	2,344
U.S. Treasury Long-Term Bonds Futures, Call @ $150.00	6/23/17	31	31,000	124,000
U.S. Treasury Long-Term Bonds Futures, Call @ $151.00	6/23/17	21	21,000	65,625
U.S. Treasury Long-Term Bonds Futures, Call @ $155.00	6/23/17	22	22,000	16,500
Total Purchased Options (Cost — $160,800)				319,328
Total Investments before Short-Term Investments (Cost — $576,162,522)				577,433,447

	Rate	Maturity Date	Face Amount
Short-Term Investments — 7.6%
U.S. Government Agencies — 7.6%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $47,345,000)	0.600%	6/1/17	$47,345,000	47,345,000	(j)
Total Investments — 100.4% (Cost — $623,507,522#)				624,778,447
Liabilities in Excess of Other Assets — (0.4)%				(2,672,197)
Total Net Assets — 100.0%				$622,106,250

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of May 31, 2017.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(i)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2017, the Fund held TBA securities with a total cost of $3,901,187 (See Note 1).

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $623,907,328.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	31

Schedule of investments (cont’d)

May 31, 2017

Western Asset Intermediate Bond Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 10-Year Notes Futures, Call	6/23/17	$127.50	60	60,000	$10,312
U.S. Treasury 10-Year Notes Futures, Call	6/23/17	128.50	40	40,000	2,500
U.S. Treasury 10-Year Notes Futures, Call	8/25/17	128.00	126	126,000	59,062
U.S. Treasury 10-Year Notes Futures, Call	8/25/17	129.00	82	82,000	23,063
U.S. Treasury Long-Term Bonds Futures, Call	8/25/17	160.00	33	33,000	20,625
U.S. Treasury Long-Term Bonds Futures, Put	6/23/17	149.00	10	10,000	1,250
U.S. Treasury Long-Term Bonds Futures, Put	6/23/17	148.00	10	10,000	938
Total Written Options (Premiums received — $116,202)					$117,750

At May 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	204	12/18	$49,924,663	$50,120,250	$195,587
U.S. Treasury 2-Year Notes	169	9/17	36,563,447	36,585,860	22,413
U.S. Treasury 5-Year Notes	1,137	9/17	134,342,852	134,521,313	178,461
					396,461
90-Day Eurodollar	247	6/17	60,976,960	60,979,671	(2,711)
90-Day Eurodollar	234	12/17	57,668,265	57,683,925	(15,660)
90-Day Eurodollar	45	6/18	11,061,704	11,075,625	(13,921)
90-Day Eurodollar	204	12/19	49,764,700	49,997,850	(233,150)
U.S. Treasury 10-Year Notes	250	9/17	31,453,297	31,574,219	(120,922)
U.S. Treasury 10-Year Ultra Long-Term Bonds	107	9/17	14,427,432	14,523,578	(96,146)
U.S. Treasury Long-Term Bonds	83	9/17	12,644,692	12,766,438	(121,746)
U.S. Treasury Ultra Long-Term Bonds	136	9/17	22,257,257	22,457,000	(199,743)
					(803,999)
Net unrealized depreciation on open futures contracts					$(407,538)

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2017 Annual Report

Western Asset Intermediate Bond Fund

At May 31, 2017, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2017[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$97,000	6/20/21	0.48%	1.000% quarterly	$1,970	$682	$1,288

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	$8,200,000	6/13/21	3-Month LIBOR quarterly	1.185% semi-annually	—	$(180,500)
Chicago Mercantile Exchange	16,000,000	8/31/22	1.897% semi-annually	3-Month LIBOR quarterly	—	(36,544)
Chicago Mercantile Exchange	24,676,000	11/30/22	1.900% semi-annually	3-Month LIBOR quarterly	—	(31,959)
Chicago Mercantile Exchange	20,864,000	5/15/23	1.267% semi-annually	3-Month LIBOR quarterly	$7,213	753,457
Chicago Mercantile Exchange	8,180,000	6/13/26	1.580% semi-annually	3-Month LIBOR quarterly	1,047	363,117
Total	$77,920,000				$8,260	$867,571

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	33

Statement of assets and liabilities

May 31, 2017

Assets:
Investments, at value (Cost — $623,507,522)	$624,778,447
Cash	494,738
Receivable for securities sold	3,908,125
Interest receivable	3,143,735
Receivable for Fund shares sold	2,490,359
Deposits with brokers for open futures contracts	823,611
Deposits with brokers for centrally cleared swap contracts	521,276
Deposits with brokers for purchased options	77,326
Deposits with brokers for written options	28,513
OTC swaps, at value (premiums paid — $682)	1,970
Receivable for open OTC swap contracts	197
Principal paydown receivable	177
Prepaid expenses	41,150
Total Assets	636,309,624

Liabilities:
Payable for securities purchased	13,095,653
Distributions payable	313,574
Investment management fee payable	198,912
Payable to broker — variation margin on open futures contracts	177,993
Written options, at value (premiums received — $116,202)	117,750
Payable for Fund shares repurchased	106,181
Payable to broker — variation margin on centrally cleared swaps	49,251
Directors’ fees payable	2,375
Service and/or distribution fees payable	1,555
Accrued expenses	140,130
Total Liabilities	14,203,374
Total Net Assets	$622,106,250

Net Assets:
Par value (Note 7)	$56,843
Paid-in capital in excess of par value	626,629,433
Undistributed net investment income	168,421
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(6,479,145)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	1,730,698
Total Net Assets	$622,106,250

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2017 Annual Report

Net Assets:
Class A	$6,374,029
Class C	$750,678
Class R	$207,984
Class I	$306,435,576
Class IS	$308,337,983

Shares Outstanding:
Class A	582,677
Class C	68,513
Class R	19,011
Class I	28,009,734
Class IS	28,163,507

Net Asset Value:
Class A (and redemption price)	$10.94
Class C*	$10.96
Class R (and redemption price)	$10.94
Class I (and redemption price)	$10.94
Class IS (and redemption price)	$10.95
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.43

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	35

Statement of operations

For the Year Ended May 31, 2017

Investment Income:
Interest	$15,595,077
Less: Foreign taxes withheld	(103)
Total Investment Income	15,594,974

Expenses:
Investment management fee (Note 2)	2,195,432
Transfer agent fees (Note 5)	148,284
Registration fees	82,294
Fund accounting fees	59,070
Audit and tax fees	54,423
Shareholder reports	29,697
Directors’ fees	15,546
Service and/or distribution fees (Notes 2 and 5)	15,331
Custody fees	14,912
Legal fees	9,595
Insurance	8,339
Commitment fees (Note 8)	5,407
Fees recaptured by investment manager (Note 2)	1,859
Miscellaneous expenses	14,359
Total Expenses	2,654,548
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(12,138)
Net Expenses	2,642,410
Net Investment Income	12,952,564

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,172,937)
Futures contracts	3,845,377
Written options	1,956,833
Swap contracts	(1,535,991)
Net Realized Gain	1,093,282
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,599)
Futures contracts	(521,399)
Written options	(28,958)
Swap contracts	2,581,541
Change in Net Unrealized Appreciation (Depreciation)	2,024,585
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	3,117,867
Increase in Net Assets From Operations	$16,070,431

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2017	2016

Operations:
Net investment income	$12,952,564	$11,458,006
Net realized gain	1,093,282	8,631,973
Change in net unrealized appreciation (depreciation)	2,024,585	(8,291,972)
Increase in Net Assets From Operations	16,070,431	11,798,007

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,417,845)	(11,545,143)
Net realized gains	(10,811,402)	(3,356,780)
Decrease in Net Assets From Distributions to Shareholders	(23,229,247)	(14,901,923)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	183,218,938	152,129,821
Reinvestment of distributions	16,405,464	10,577,466
Cost of shares repurchased	(78,793,276)	(297,726,156)
Increase (Decrease) in Net Assets From Fund Share Transactions	120,831,126	(135,018,869)
Increase (Decrease) in Net Assets	113,672,310	(138,122,785)

Net Assets:
Beginning of year	508,433,940	646,556,725
End of year*	$622,106,250	$508,433,940
*Includesundistributed net investment income of:	$168,421	$84,694

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	37

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.09	$11.17	$11.13	$10.90	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.22	0.23	0.19	0.09	0.20	0.14
Net realized and unrealized gain (loss)	0.06	0.01	0.04	0.23	(0.33)	0.28
Total income (loss) from operations	0.28	0.24	0.23	0.32	(0.13)	0.42

Less distributions from:
Net investment income	(0.21)	(0.23)	(0.19)	(0.09)	(0.20)	(0.15)
Net realized gains	(0.22)	(0.09)	—	—	—	(0.01)
Total distributions	(0.43)	(0.32)	(0.19)	(0.09)	(0.20)	(0.16)

Net asset value, end of year	$10.94	$11.09	$11.17	$11.13	$10.90	$11.23
Total return[5]	2.60%	2.18%	2.12%	2.91%	(1.18)%	3.81%

Net assets, end of year (000s)	$6,374	$2,125	$856	$197	$181	$106

Ratios to average net assets:
Gross expenses	0.85%[6]	0.83%[6]	0.92%[6]	1.06%[7]	1.10%[6]	0.96%[7]
Net expenses[8]	0.85 [6]	0.82 [6,9]	0.90 [6,9]	0.90 [7,9]	0.89 [6,9]	0.87 [7,9]
Net investment income	2.00	2.05	1.72	1.96 [7]	1.78	1.92 [7]

Portfolio turnover rate[10]	55%	106%	59%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60%,106% and 61% for the years ended May 31, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% and 118% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.11	$11.19	$11.15	$10.92	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.14	0.14	0.11	0.05	0.11	0.09
Net realized and unrealized gain (loss)	0.06	0.01	0.04	0.23	(0.30)	0.28
Total income (loss) from operations	0.20	0.15	0.15	0.28	(0.19)	0.37

Less distributions from:
Net investment income	(0.13)	(0.14)	(0.11)	(0.05)	(0.12)	(0.10)
Net realized gains	(0.22)	(0.09)	—	—	—	(0.01)
Total distributions	(0.35)	(0.23)	(0.11)	(0.05)	(0.12)	(0.11)

Net asset value, end of year	$10.96	$11.11	$11.19	$11.15	$10.92	$11.23
Total return[5]	1.84%	1.35%	1.36%	2.68%	(1.83)%	3.31%

Net assets, end of year (000s)	$751	$602	$231	$340	$364	$45

Ratios to average net assets:
Gross expenses	1.59%[6]	1.65%[6]	1.67%[6]	1.79%[6,7]	1.77%[6]	1.87%[7]
Net expenses[8]	1.59 [6]	1.64 [6,9]	1.65 [6,9]	1.65 [6,7,9]	1.64 [6,9]	1.60 [7,9]
Net investment income	1.25	1.24	1.01	1.20 [7]	1.04	1.23 [7]

Portfolio turnover rate[10]	55%	106%	59%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60%,106% and 61% for the years ended May 31, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% and 118% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.09	$11.18	$11.13	$10.90	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.19	0.19	0.16	0.08	0.17	0.13
Net realized and unrealized gain (loss)	0.06	0.00 [5]	0.06	0.22	(0.33)	0.27
Total income (loss) from operations	0.25	0.19	0.22	0.30	(0.16)	0.40

Less distributions from:
Net investment income	(0.18)	(0.19)	(0.17)	(0.07)	(0.17)	(0.13)
Net realized gains	(0.22)	(0.09)	—	—	—	(0.01)
Total distributions	(0.40)	(0.28)	(0.17)	(0.07)	(0.17)	(0.14)

Net asset value, end of year	$10.94	$11.09	$11.18	$11.13	$10.90	$11.23
Total return[6]	2.29%	1.84%	1.86%	2.80%	(1.44)%	3.64%

Net assets, end of year (000s)	$208	$185	$106	$15	$14	$10

Ratios to average net assets:
Gross expenses	1.26%[7]	1.36%[7]	1.19%[7]	1.28%[8]	1.37%	1.21%[8]
Net expenses[9,10]	1.15 [7]	1.15 [7]	1.15 [7]	1.15 [8]	1.15	1.14 [8]
Net investment income	1.69	1.72	1.45	1.71 [8]	1.53	1.72 [8]

Portfolio turnover rate[11]	55%	106%	59%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60%,106% and 61% for the years ended May 31, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% and 118% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

40	Western Asset Intermediate Bond Fund 2017 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3]

Net asset value, beginning of year	$11.09	$11.17	$11.13	$10.90	$11.23	$10.76

Income (loss) from operations:
Net investment income	0.26	0.26	0.24	0.11	0.24	0.28
Net realized and unrealized gain (loss)	0.06	0.01	0.04	0.22	(0.33)	0.48
Total income (loss) from operations	0.32	0.27	0.28	0.33	(0.09)	0.76

Less distributions from:
Net investment income	(0.25)	(0.26)	(0.24)	(0.10)	(0.24)	(0.28)
Net realized gains	(0.22)	(0.09)	—	—	—	(0.01)
Total distributions	(0.47)	(0.35)	(0.24)	(0.10)	(0.24)	(0.29)

Net asset value, end of year	$10.94	$11.09	$11.17	$11.13	$10.90	$11.23
Total return[4]	2.95%	2.49%	2.53%	3.08%	(0.78)%	7.10%

Net assets, end of year (000s)	$306,436	$284,689	$227,426	$191,802	$210,537	$245,534

Ratios to average net assets:
Gross expenses	0.50%	0.52%	0.50%	0.51%[5]	0.50%	0.49%
Net expenses	0.50	0.51 [6]	0.49 [6]	0.49 [5,6]	0.48 [6]	0.45 [6]
Net investment income	2.34	2.36	2.15	2.36 [5]	2.18	2.57

Portfolio turnover rate[7]	55%	106%	59%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60%,106% and 61% for the years ended May 31, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% and 118% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2017 Annual Report	41

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014[2]	2013[3]	2012[3]

Net asset value, beginning of year	$11.10	$11.17	$11.13	$10.90	$11.23	$10.76

Income (loss) from operations:
Net investment income	0.26	0.26	0.24	0.11	0.25	0.28
Net realized and unrealized gain (loss)	0.06	0.03	0.04	0.23	(0.33)	0.48
Total income (loss) from operations	0.32	0.29	0.28	0.34	(0.08)	0.76

Less distributions from:
Net investment income	(0.25)	(0.27)	(0.24)	(0.11)	(0.25)	(0.28)
Net realized gains	(0.22)	(0.09)	—	—	—	(0.01)
Total distributions	(0.47)	(0.36)	(0.24)	(0.11)	(0.25)	(0.29)

Net asset value, end of year	$10.95	$11.10	$11.17	$11.13	$10.90	$11.23
Total return[4]	3.01%	2.65%	2.58%	3.10%	(0.74)%	7.11%

Net assets, end of year (000s)	$308,338	$220,833	$417,938	$338,515	$282,662	$157,596

Ratios to average net assets:
Gross expenses	0.45%[5]	0.46%[5]	0.45%[5]	0.47%[6]	0.47%	0.48%
Net expenses[7,8]	0.45 [5]	0.45 [5]	0.45 [5]	0.45 [6]	0.44	0.44
Net investment income	2.39	2.39	2.20	2.41 [6]	2.25	2.56

Portfolio turnover rate[9]	55%	106%	59%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60%,106% and 61% for the years ended May 31, 2017, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% and 118% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

42	Western Asset Intermediate Bond Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Intermediate Bond Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

44	Western Asset Intermediate Bond Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
U.S. government & agency obligations	—	$202,641,383	—		$202,641,383
Asset-backed securities	—	56,854,440	—		56,854,440
Collateralized mortgage obligations	—	61,898,851	$1,372,123		63,270,974
Corporate bonds & notes:
Financials	—	86,569,432	0	*	86,569,432
Other corporate bonds & notes	—	111,634,668	—		111,634,668
Mortgage-backed securities	—	10,018,728	—		10,018,728
Municipal bonds	—	795,650	—		795,650
Sovereign bonds	—	22,778,571	—		22,778,571
U.S. treasury inflation protected securities	—	22,550,273	—		22,550,273
Purchased options	$319,328	—	—		319,328
Total long-term investments	319,328	575,741,996	1,372,123		577,433,447
Short-term investments†	—	47,345,000	—		47,345,000
Total investments	$319,328	$623,086,996	$1,372,123		$624,778,447
Other financial instruments:
Futures contracts	$396,461	—	—		$396,461
OTC credit default swaps on corporate issues — sell protection‡	—	$1,970	—		1,970
Centrally cleared interest rate swaps	—	1,116,574	—		1,116,574
Total other financial instruments	$396,461	$1,118,544	—		$1,515,005
Total	$715,789	$624,205,540	$1,372,123		$626,293,452

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$117,750	—	—		$117,750
Futures contracts	803,999	—	—		803,999
Centrally cleared interest rate swaps	—	$249,003	—		249,003
Total	$921,749	$249,003	—		$1,170,752

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

Western Asset Intermediate Bond Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage

46	Western Asset Intermediate Bond Fund 2017 Annual Report

commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled

Western Asset Intermediate Bond Fund 2017 Annual Report	47

Notes to financial statements (cont’d)

with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2017, the total notional value of all credit default swaps to sell protection was $97,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum

48	Western Asset Intermediate Bond Fund 2017 Annual Report

potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers

Western Asset Intermediate Bond Fund 2017 Annual Report	49

Notes to financial statements (cont’d)

and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped

50	Western Asset Intermediate Bond Fund 2017 Annual Report

Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Intermediate Bond Fund 2017 Annual Report	51

Notes to financial statements (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2017, the Fund held written options with credit related contingent features which had a liability position of $117,750. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $28,513, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

52	Western Asset Intermediate Bond Fund 2017 Annual Report

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(450,992)	$450,992

(a)	Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”). Western Asset Limited was added as a subadviser of the Fund on December 19, 2016.

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class C, Class R and Class IS shares did not exceed 0.90%, 1.65%, 1.15% and 0.45%, respectively. In addition, the ratio of total annual fund operating expenses for

Western Asset Intermediate Bond Fund 2017 Annual Report	53

Notes to financial statements (cont’d)

Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

During the year ended May 31, 2017, fees waived and/or expenses reimbursed amounted to $12,138.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires May 31, 2018	—	$5	$239	$33,230	$33,858
Expires May 31, 2019	—	—	242	—	11,896
Total fee waivers/expense reimbursements subject to recapture	—	$5	$481	$33,230	$45,754

For the year ended May 31, 2017, LMPFA recaptured $197, $51, $3, and $1,608 for Class A, C, R and IS shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2017, LMIS and its affiliates retained sales charges of $7 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$413	$93

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

54	Western Asset Intermediate Bond Fund 2017 Annual Report

3. Investments

During the year ended May 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$169,232,408	$277,744,423
Sales	107,769,779	196,542,874

At May 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,215,138
Gross unrealized depreciation	(10,344,019)
Net unrealized appreciation	$871,119

During the year ended May 31, 2017, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2016	124	$38,410
Options written	206,008,118	2,874,465
Options closed	(3,569)	(1,325,166)
Options exercised	—	—
Options expired	(206,004,312)	(1,471,507)
Written options, outstanding as of May 31, 2017	361	$116,202

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$319,328	—	$319,328
Futures contracts[3]	396,461	—	396,461
OTC swap contracts[4]	—	$1,970	1,970
Centrally cleared swap contracts[5]	1,116,574	—	1,116,574
Total	$1,832,363	$1,970	$1,834,333

Western Asset Intermediate Bond Fund 2017 Annual Report	55

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$117,750
Futures contracts[3]	803,999
Centrally cleared swap contracts[5]	249,003
Total	$1,170,752

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(2,205,223)	—	$(2,205,223)
Written options	1,956,833	—	1,956,833
Futures contracts	3,845,377	—	3,845,377
Swap contracts	(1,569,742)	$33,751	(1,535,991)
Total	$2,027,245	$33,751	$2,060,996

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$81,114	—	$81,114
Written options	(28,958)	—	(28,958)
Futures contracts	(521,399)	—	(521,399)
Swap contracts	2,568,250	$13,291	2,581,541
Total	$2,099,007	$13,291	$2,112,298

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

56	Western Asset Intermediate Bond Fund 2017 Annual Report

During the year ended May 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$169,703
Written options	194,553
Futures contracts (to buy)	225,489,213
Futures contracts (to sell)	177,444,011

Average Notional Balance
Interest rate swap contracts	$83,908,923
Credit default swap contracts (to sell protection)	622,615

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$319,328	—	$319,328
OTC swap contracts	1,970	—	1,970
Total	$321,298	—	$321,298

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$117,750	$(28,513)	$89,237
Futures contracts[5]	177,993	(177,993)	—
Centrally cleared swap contracts[5]	49,251	(49,251)	—
Total	$344,994	$(255,757)	$89,237

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.
[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares, Class C shares and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset Intermediate Bond Fund 2017 Annual Report	57

Notes to financial statements (cont’d)

For the year ended May 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,250	$3,394
Class C	7,997	1,019
Class R	1,084	661
Class I	—	141,827
Class IS	—	1,383
Total	$15,331	$148,284

For the year ended May 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class R	$242
Class I	—
Class IS	11,896
Total	$12,138

6. Distributions to shareholders by class

	Year Ended May 31, 2017	Year Ended May 31, 2016
Net Investment Income:
Class A	$47,277	$29,822
Class C	9,231	4,641
Class R	3,475	1,943
Class I	6,440,052	5,836,505
Class IS	5,917,810	5,672,232
Total	$12,417,845	$11,545,143

Net Realized Gains:
Class A	$48,502	$10,401
Class C	16,426	2,670
Class R	4,562	797
Class I	5,631,573	1,878,780
Class IS	5,110,339	1,464,132
Total	$10,811,402	$3,356,780

58	Western Asset Intermediate Bond Fund 2017 Annual Report

7. Capital shares

At May 31, 2017, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	524,489	$5,724,294	159,076	$1,750,993
Shares issued on reinvestment	7,964	86,680	3,404	37,481
Shares repurchased	(141,399)	(1,541,311)	(47,453)	(525,586)
Net increase	391,054	$4,269,663	115,027	$1,262,888

Class C
Shares sold	40,850	$456,169	44,556	$492,379
Shares issued on reinvestment	2,247	24,432	642	7,073
Shares repurchased	(28,826)	(316,813)	(11,643)	(128,559)
Net increase	14,271	$163,788	33,555	$370,893

Class R
Shares sold	6,042	$66,773	9,841	$108,928
Shares issued on reinvestment	427	4,646	232	2,553
Shares repurchased	(4,107)	(44,360)	(2,884)	(31,988)
Net increase	2,362	$27,059	7,189	$79,493

Class I
Shares sold	7,842,401	$86,021,245	8,300,126	$91,497,242
Shares issued on reinvestment	492,548	5,370,524	319,044	3,513,322
Shares repurchased	(5,997,788)	(66,113,512)	(3,300,949)	(36,494,066)
Net increase	2,337,161	$25,278,257	5,318,221	$58,516,498

Class IS
Shares sold	8,231,638	$90,950,457	5,281,844	$58,280,279
Shares issued on reinvestment	1,001,234	10,919,182	636,156	7,017,037
Shares repurchased	(970,106)	(10,777,280)	(23,418,494)	(260,545,957)
Net increase (decrease)	8,262,766	$91,092,359	(17,500,494)	$(195,248,641)

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the

Western Asset Intermediate Bond Fund 2017 Annual Report	59

Notes to financial statements (cont’d)

Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended May 31, 2017, the Fund incurred a commitment fee in the amount of $5,407. The Fund did not utilize the Redemption Facility during the year ended May 31, 2017.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$17,399,832	$13,226,410
Net long-term capital gains	5,829,415	1,675,513
Total distributions paid	$23,229,247	$14,901,923

As of May 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$341,164
Deferred capital losses*	(3,564,616)
Other book/tax temporary differences(a)	(2,687,466)
Unrealized appreciation (depreciation)(b)	1,330,892
Total accumulated earnings (losses) — net	$(4,580,026)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

60	Western Asset Intermediate Bond Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Intermediate Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2017

Western Asset Intermediate Bond Fund 2017 Annual Report	61

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

62	Western Asset Intermediate Bond Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Trustee of The Getty Trust (since 2005); Chairman of Excellent Education Development (since 2000); formerly, Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Graham Holdings Company (formerly, The Washington Post Company) and Berkshire Hathaway, Inc.

Western Asset Intermediate Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

64	Western Asset Intermediate Bond Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Intermediate Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

66	Western Asset Intermediate Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2017:

Record date:	Daily	Daily	12/7/2016	Daily
Payable date:	June 2016	July 2016 to December 2016	12/8/2016	January 2017 - May 2017
Ordinary income:
Qualified dividend income for individuals	1.53%	1.47%	1.60%	1.40%
Dividends qualifying for the dividends
received deduction for corporations	1.16%	1.08%	1.28%	0.99%
Interest from Federal Obligations	17.58%	17.58%	17.58%	28.37%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund paid a long-term capital gain distribution of $0.119370 per share to shareholders of record on December 7, 2016.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid during the year by the Fund represent Qualified Net Investment Income and Qualified Short-term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily	Daily	12/7/2016	Daily
Payable date:	June 2016	July 2016 - December 2016	12/8/2016	January 2017 - May 2017
Qualified net investment income	80%	77%	—	77%
Qualified short-term capital gains	—	—	$0.1019700	—

Please retain this information for your records.

Western Asset Intermediate Bond Fund	67

Western Asset

Intermediate Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 7/17 SR17-3114

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2016 and May 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $137,485 in May 31, 2016 and in $138,859 in May 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2016 and $0 in May 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,218 in May 31, 2016 and $18,400 in May 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,986 in May 31, 2016 and $1,185 in May 31, 2017, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2016 and May 31, 2017; Tax Fees were 100% and 100% for May 31, 2016 and May 31, 2017; and Other Fees were 100% and 100% for May 31, 2016 and May 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $226,336 in May 31, 2016 and $124,646 in May 31, 2017.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Anita L. DeFrantz
Ronald L. Olson
Avedick B. Poladian
William E. B. Siart
Jaynie M. Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 25, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 25, 2017